UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2014

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CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7621 Little Avenue, Suite 414, Charlotte, NC 28226

(Address of principal executive offices)

Registrant’s telephone number, including area code: (704) 366-5122

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 26, 2014, Chanticleer Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As discussed under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting the Company’s stockholders approved an amendment to Article Fourth of the Certificate of Incorporation to provide authority to issue up to 5,000,000 shares of preferred stock in the Company (the “Amendment”).

Prior to the adoption of the Amendment, the Company was not authorized to issue any shares of preferred stock. The Board recommended the Amendment to stockholders in order to provide the Company with capital raising and financing flexibility. The Amendment gives the Board the authority to establish, from time to time, classes or series of preferred stock and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred stock, including dividend rates and preferences, conversion provisions, voting rights, redemption provisions, liquidation rights and preferences, preemption rights, maturity dates and other matters. The Company’s stockholders are not entitled to preemptive rights with respect to the authorization of preferred stock pursuant to the Amendment.

The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State on October 2, 2014.

The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K. For additional information regarding the Amendment, please refer to Proposal 4 – “Approval of an Amendment to the Certificate of Incorporation to Provide Authority to Issue Preferred Stock” on pages 27-28 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on September 3, 2014, which is incorporated herein by reference as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A total of 4,571,564 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting on September 26, 2014 to consider and vote on the matters listed below. This represented approximately 68% of the Company’s shares of common stock that were outstanding and entitled to vote at the Annual Meeting. The proposals set forth below, each of which is described in more detail in the Company’s 2014 definitive proxy statement filed with the SEC on September 3, 2014, were submitted to a vote of the stockholders and approved at the Annual Meeting.

Proposal 1 - To elect the five directors named in the proxy statement.

The Company’s stockholders elected the following five directors, based on the following final voting results:

Director	For	Against	Broker Non-Votes
Michael D. Pruitt	4,143,268	118,385	309,911
Michael Carroll	4,087,338	174,315	309,911
Keith Johnson	4,087,338	174,315	309,911
Paul I. Moskowitz	4,143,868	117,785	309,911
Russell (“Rusty”) Page	4,087,389	174,264	309,911

Proposal 2 - To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the proxy statement).

The Company’s stockholders approved, on an advisory basis, the compensation of our Named Executive Officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
4,134,893	121,015	5,745	309,911

Proposal 3 - To approve, for purposes of NASDAQ Listing Rule 5635, the issuance of 740,000 shares of common stock issuable upon the exercise of warrants issued pursuant to the Agreement and Plan of Merger dated as of September 30, 2013 by and between American Roadside Burgers, Inc. and the Company.

The Company’s stockholders approved the issuance of 740,000 shares of the Company’s common stock issuable upon the exercise of warrants issued pursuant to the September 30, 2013 merger agreement with American Roadside Burgers, Inc., based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
4,139,423	121,120	1,110	309,911

Proposal 4 - To approve an amendment to the Certificate of Incorporation to provide authority to issue preferred stock.

The Company’s stockholders approved an amendment to the Certificate of Incorporation to provide authority to issue preferred stock, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
3,946,670	312,973	2,010	309,911

Proposal 5 - To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, based on the following final voting results:

For	Against	Abstain
4,455,069	115,435	1,060

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation effective October 2, 2014

10.1	Definitive Proxy Statement filed on Schedule 14A with the SEC on September 3, 2014 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chanticleer Holdings, Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer

Date: October 2, 2014

EXHIBIT INDEX

Exhibit

Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation effective October 2, 2014

10.1	Definitive Proxy Statement filed on Schedule 14A with the SEC on September 3, 2014 and incorporated herein by reference